UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 23, 2009
Date of Report (date of earliest event reported)

THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska    68845-4915
(Address of principal executive offices)                                                                                      (Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

___________________________________________________________
(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01. Regulation FD Disclosure

ITEM 9.01(d) Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”   The Buckle, Inc. is scheduled to present at the Susquehanna Financial Group 4th Annual Consumer Focus Forum at the Millennium Broadway Hotel in New York on Thursday, April 23, 2009, at 10:00 a.m. EDT.  The Company will be represented at the conference by Karen Rhoads, Vice President of Finance, Treasurer, and Chief Financial Officer.

During its presentation, the Company will review past financial performance and provide a general overview of the Company and its approach to business.  The Company’s presentation will be posted in two files on the Company’s web site as soon as administratively possible following the Company’s live presentation.  One file will contain the narrative and a second file will contain the visual presentation.

The Company announced its participation in the conference in a press release dated April 20, 2009.  The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d).  Financial Statements and Exhibits

Exhibit 99.1                                Press Release Dated April 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: April 23, 2009	By:	/s/ KAREN B. RHOADS
Name: Karen B. Rhoads
Title: Vice President of Finance,
Treasurer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1      Press Release Dated April 20, 2009